EXHIBIT 99.1

                     STATEMENT OF CHIEF EXECUTIVE OFFICER OF
                              IRT PROPERTY COMPANY
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                   SEC. 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of IRT Property Company (the "Company") on Form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas H. McAuley, Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of The Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Thomas H. McAuley
-------------------------
Thomas  H.  McAuley
Chief  Executive  Officer
November  12,  2002